CUSIP No. 876033408	Exhibit 2.3

Form of Amended Series E-1 Warrant to Purchase Common Stock (Incorporated herein by reference to Exhibit 4.8 to the Issuer’s Form 8-K filed with the U.S. Securities and Exchange Commission on August 11, 2016)